UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number  811-08683

TANAKA Funds, Inc.

 (Exact name of registrant as specified in charter)

60 east 42nd Street, Suite 4000, New York, NY 10165

 (Address of principal executive offices)             (Zip code)

Greg Getts

Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights Ohio 44147

(Name and address of agent for service)

Registrant's telephone number, including area code:  877-482-6252

Date of fiscal year end:   November 30

Date of reporting period:  November 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the  transmission to stockholders of any report that is required to be transmitted to  stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant  is required to disclose the  information  specified by Form N-CSR, and the  Commission  will make this  information  public.  A  registrant  is not required to respond to the  collection  of  information  contained in Form N-CSR unless the Form  displays a  currently  valid  Office of  Management  and Budget ("OMB")  control number.  Please direct comments  concerning the accuracy of the information  collection  burden  estimate and any  suggestions  for reducing the burden to Secretary,  Securities and Exchange Commission,  450 Fifth Street, NW, Washington,  DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. S 3507.

This report is being re-filed as an Amendment because the Fund’s auditor had changed and the Exhibit reflecting this change was not included in the original filing.

Item 1.  Reports to Stockholders.

TANAKA GROWTH FUND

ANNUAL REPORT

November 30, 2021

Fund Advisor:

Tanaka Capital Management, Inc.

60 East 42nd Street, Suite 4000

New York, NY 10165

Toll Free (877) 4TANAKA

Dear Fellow Shareholder,

                                                                            January 2022

The stock market continued to grind higher in 2021 with the S&P 500 achieving its third straight year of 18% or greater total returns. Stocks overcame labor and supply shortages, less accommodative monetary policy, and disruptions from COVID variants as the snapback in the US economy spurred corporate profits, and stocks, to new highs.

Against this backdrop, the TANAKA Growth Fund was up approximately 62% in its fiscal year ending 11/30/21 versus gains of approximately 31% and 28% for the Wilshire 2500 Growth and S&P 500 indexes. For calendar year 2021, the Fund was up 27% versus total returns of 28% and 29% for these same indexes. After achieving a #1 ranking by Lipper in the Multicap Core category for 2020, the Fund earned another #1 ranking in its category by Lipper for the nine months through September 2021. Contribution to the Fund’s performance in 2021 was broad-based across stocks of various sizes, styles, and industries. During the calendar year, we had four stocks up 98% or more (Semiconductors, Biotech, Specialty Materials), two stocks up 60-80% (Private Equity, IT Consulting), four stocks up 40-60% (Uranium, Semiconductor, Auto, Financial Services), and three stocks up 30-40% (Semiconductor, Consumer Electronics, Specialty Insurance).

Following outsized returns in several of our top holdings in 2020, we trimmed certain positions in early 2021 to reduce concentration in the Fund and comply with the diversification rules that govern the Fund. These sales in addition to some of our other portfolio moves during the year generated significant capital gains that we were unable to fully offset with realized losses as we have been able to do in years’ past. As a result, long-term capital gains of $2.65 per share were distributed to TANAKA Growth Fund shareholders on December 28th, 2021. Please consult with your accountant regarding tax implications of this distribution for 2021.

In 2022, we anticipate stocks to be flat to modestly higher with continued stock market volatility as economic and corporate earnings growth return to more normal levels and monetary policy begins to tighten. In this environment, we believe it is even more important for active managers to find companies doing things internally to generate growth even in a softer economy or stock market.

Investment Outlook

The macro backdrop remains positive in 2022 with the US economy projected to grow at a real rate of 3-4% as it continues to recover from the pandemic-induced recession. We expect supply chain disruptions to gradually ease throughout the year and reduce some of the inflationary pressures in the economy. In addition, the labor market continues to recover and US households continue to have strong balance sheets and pent-up demand for goods and services. While further economic recovery remains dependent on COVID, we believe that future virus variants are more likely to become less severe over time.

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TANAKA GROWTH FUND

LETTER TO SHAREHOLDERS (CONTINUED)

Central Bank policy will be a top focus in 2022 as the Federal Reserve begins to tighten after several years of accommodative policy. With strong economic growth and inflation above its 2% target, the Fed is tapering its asset purchases and has signaled to the market that it will begin to raise interest rates in the coming months. We expect policy tightening to be gradual and well-telegraphed and believe that the economy is strong enough to absorb the 3-4 rate hikes currently expected this year. However, we acknowledge that the Fed’s balancing act of taming high inflation without choking off the economic recovery raises the risk of a policy mistake.

Against this backdrop of strong economic growth and shifting monetary policy, we expect stocks to be flat to modestly higher over the next 12 months. We believe that equities are supported by robust revenue and corporate profit growth while margins remain healthy. Corporate balance sheets also remain strong which could lead to higher dividends, more stock buybacks, and elevated M&A activity. However, as interest rates rise, valuation multiples on stocks may come down from the current historically high levels, creating a headwind for equities. Still, we note that stocks have historically performed well during prior rate-hike cycles with double- to triple-digit percent gains for the S&P 500 in four of the last five Fed interest rate hike cycles and a decline of only 5% in the one down cycle dating back to 1994, according to Dow Jones Market Data.

Maintaining Balanced Portfolio Strategy & Emphasizing Stock Picking

We believe that some of the stock market dynamics of 2021 may continue in the new year: 1) Increased stock market volatility as investors balance strong corporate fundamentals versus tightening monetary policy; 2) Growth and Cyclical stocks taking turns outperforming each other as investors react to ongoing inflation readings and Fed policy changes; and 3) Speculative and thematic stocks falling out of favor as investors seek stocks with real revenue, earnings, and cash flow growth and more reasonable valuations given expectations for higher interest rates in the coming years.

In this environment, we are maintaining a balanced portfolio strategy with Cyclical stocks that should benefit from economic recovery and Value stocks with high quality businesses but below-market P/E multiples in addition to our stable of Growth stocks that benefit from company-specific growth opportunities and secular megatrends. We remain busy researching and identifying companies that we perceive to be undervalued and unappreciated by the market. We are also utilizing internet-based tools, placing video interviews on YouTube and publishing articles on Seeking Alpha, etc. to speed up the discovery of our stocks by other investors. We continue to focus on companies with proprietary platforms launching iterations of new products and services, generating growth for many years and addressing long-term trends like 5G, Internet of Things, cloud computing, AI, e-commerce, aging demographics, synthetic biology, and environmental sustainability. Some of our Platform Growth companies are already reaping the benefits of their well-established platforms, however several of our holdings are just beginning to build and monetize their platforms, providing the opportunity for durable long-term growth well beyond the current economic recovery.

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TANAKA GROWTH FUND

LETTER TO SHAREHOLDERS (CONTINUED)

Risks to Our Outlook

The greatest risk to our constructive outlook on stocks is inflation from supply chain and labor shortages and related monetary policy responses. We believe that inflation will likely remain elevated in the near-term but should gradually moderate over the next 12-18 months as global supply chain disruptions ease and monetary policy begins to normalize. If high inflation persists longer than expected, the Fed may become more aggressive in raising interest rates and reducing its balance sheet than markets anticipate, which could have negative implications for stocks and the broader economy. COVID-19 also continues to be a risk as emerging variants have the potential to exacerbate supply chain issues and disrupt the global economic recovery. We are encouraged by increasing vaccination rates around the world and believe that future variants are likely to become less severe over time, which we hope to lead to a gradual return to more normal societal and economic activity. We also continue to monitor geopolitical tensions, which have the potential to escalate and be disruptive to markets and economies.

Review of Fiscal 2021

In fiscal 4th Quarter ending 11/30/21, the Fund was down 12.9% vs. returns of 8.0% and 1.3% for the Wilshire 2500 Growth and S&P 500 indexes. In the Fund’s fiscal year ending 11/30/21, the Fund was up 62.2% vs. gains of 31.2% and 27.9% for the Wilshire 2500 Growth and S&P 500.

Technology holdings were the largest contributors to the Fund’s gains in fiscal 2021. Our Semiconductor and Semiconductor Capital Equipment stocks had another strong year of outperformance as demand for chips continued to outpace supply, driven by accelerated growth and adoption of 5G, cloud computing, AI, gaming, and electric vehicles along with a sharp global economic recovery. Several of our other Technology holdings also outperformed the broader market, particularly those benefiting from cloud adoption and elevated smartphone, laptop, and tablet demand as the world continues to work and educate remotely. We added to our positions in several Financial stocks in the last 18 months and are pleased that these Financials were meaningful contributors to performance during the year. Our Private Equity holding profited from rising asset prices and elevated deal activity while our Financial Services stock benefited from strong trading and investment banking activity along with improving economic and financial conditions. Fund performance also benefited during the fiscal year from gains in several stock picks across a variety of industries including Auto, Biotech, Synthetic Biology, and Uranium.

The Fund’s gains in fiscal 2021 were partially offset by declines in some of our Biotech stocks as well as our Media holding. One of our Biotech holdings fell after several mixed clinical trial results, however the company has a large pipeline addressing a variety of large and small diseases and will have several key clinical trials reporting data in 2022. Another Biotech holding dropped after the FDA unexpectedly declined to approve its New Drug Application for a cancer-related illness. We believe there is still a path forward for this drug to treat this disease and would note that the company is also

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TANAKA GROWTH FUND

LETTER TO SHAREHOLDERS (CONTINUED)

planning to seek regulatory approval for its drug to treat Non-Small Cell Lung Cancer in 2022. Our Media holding also underperformed this year despite continued subscriber and revenue growth for its video streaming platforms, which we believe will be better appreciated by investors.

If you are interested in adding to your Fund investment or enrolling in a monthly automatic investment plan you can call       1-877-4-TANAKA. You may also send a check written out to the TANAKA Growth Fund to:

The TANAKA Growth Fund

c/o Mutual Shareholder Services

8000 Town Centre, Suite 400

Broadview Heights, OH 44147

Please call or email us if you have any questions. Thank you for your ongoing support!

Graham Tanaka, CFA

Benjamin Bratt

The Fund's prospectus contains important information about the Fund's investment objectives, potential risks, management fees, charges and expenses, and other information. Please read and consider it carefully before investing or sending money. You may obtain a current copy of the Fund's prospectus by calling 1-877-4-TANAKA.

The Fund's past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-4-TANAKA.

60 East 42nd Street, Suite 4000, New York, 10165  P: (212) 490-3380  E-mail: tanaka@tanaka.com  Website: www.tanaka.com

Annual Report |  4

TANAKA GROWTH FUND

PORTFOLIO ILLUSTRATION

November 30, 2021 (UNAUDITED)

TANAKA Growth Fund (TGFRX)

Performance through November 30, 2021

Comparison of the Growth of a $10,000 Investment in the

TANAKA Growth Fund, Class R and the Wilshire 2500 Growth Index

TANAKA Growth Fund (TGFRX)

Through November 30, 2021

TANAKA Growth Fund, Class R
Wilshire 2500 Growth
Value
$66,000
$56,000
$46,000
$36,000
$26,000
$16,000
$6,000
Inception Date
12/30/98
Nov-98
Nov-99
Nov-00
Nov-01
Nov-02
Nov-03
Nov-04
Nov-05
Nov-06
Nov-07
Nov-08
Nov-09
Nov-10
Nov-11
Nov-12
Nov-13
Nov-14
Nov-15
Nov-16
Nov-17
Nov-18
Nov-19
Nov-20
Nov-21
Date

	YTD Total Return	One Year Total Return	Five Year Average Annual Return	Ten Year Average Annual Return	Total Average Annual Return Since Inception
	12-31-20 to 11-30-21	11-30-20 to 11-30-21	11-30-16 to 11-30-21	11-30-11 to 11-30-21	12-30-98 to 11-30-21
R-Share	32.53%	62.24%	14.40%	13.68%	6.27%
Wilshire 2500 Growth	24.75%	31.17%	22.55%	18.48%	8.36%

The chart above assumes an initial investment of $10,000 made on December 30, 1998 (commencement of Fund operations) and held through November 30, 2021.  THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month may be obtained by calling 1-877-4TANAKA.

The Fund is a non-diversified fund.  The Fund may be subject to additional risk since it can invest in smaller capitalization companies including technology stocks, and it may invest up to 45% of its net assets in foreign securities, including multinational and emerging market securities.  You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  Please read the prospectus carefully before investing as it contains this and other information about the Fund.  You may obtain a current copy of the Fund's Prospectus by calling 1-877-4TANAKA.  Investment return and principal value fluctuate in response to the activities of individual companies and general market and economic conditions.

The Wilshire 2500 Growth Index is a benchmark of the large and small-sized growth companies in the US equity market. It is a float-adjusted, market capitalization-weighted derivative index of the Wilshire 2500 Index.

Annual Report |  5

TANAKA GROWTH FUND

PORTFOLIO ILLUSTRATION

November 30, 2021 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Cash Equivalent
6.61%
Communications
3.93%
Consumer Discretionary
8.26%
Consumer Staples
3.33%
Financials
13.69%
Health Care
13.83%
Industrials
0.82%
Materials
13.25%
Technology
36.28%

Sectors are based on Bloomberg® classifications.

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TANAKA GROWTH FUND

SCHEDULE OF INVESTMENTS

November 30, 2021

Shares		Value

COMMON STOCKS - 93.57%

Accident & Health Insurance - 3.99%
16,700	Aflac, Inc.	$ 904,138

Beverages - 1.27%
1,800	PepsiCo, Inc.	287,604

Cigarettes - 2.07%
5,450	Philip Morris International, Inc.	468,373

Electronic Computers - 15.00%
20,543	Apple, Inc.	3,395,758

Industrial Organic Chemicals - 9.74%
321,347	Amyris, Inc. *	2,204,440

Investment Advice - 5.39%
22,325	The Carlyle Group, Inc.	1,220,954

Measuring & Controlling Device - 6.52%
15,683	Onto Innovation, Inc. *	1,476,711

Miscellaneous Metal Ores - 3.54%
171,889	NexGen Energy Ltd. (Canada) # *	801,245

Motor Vehicle Parts & Accessories - 0.82%
920	Honeywell International, Inc.	186,061

Motor Vehicles & Passenger Car - 5.36%
1,060	Tesla Motors, Inc. *	1,213,446

Pharmaceutical Preparations - 13.86%
122,595	BeyondSpring, Inc. *	1,565,538
149,598	Catalyst Pharmaceuticals, Inc. *	1,047,186
16,655	Corcept Therapeutics, Inc. *	349,755
6,590	Ionis Pharmaceuticals, Inc. *	174,635
		3,137,114
Radio & TV Broadcasting & Communications Equipment - 5.26%
6,598	Qualcomm, Inc.	1,191,335

Retail-Catalog & Mail-Order Houses - 2.91%
188	Amazon.com, Inc. *	659,329

Security Brokers, Dealers & Flotation Companies - 3.55%
11,310	Stifel Financial Corp.	803,123

The accompanying notes are an integral part of these financial statements.

Annual Report |  7

TANAKA GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

November 30, 2021

Shares		Value

Semiconductors & Related Devices - 6.51%
3,870	Applied Materials, Inc.	$ 569,625
1,620	NVIDIA Corp.	529,351
10,555	Tower Semiconductor Ltd. (Israel) # *	374,492
		1,473,468
Services-Business Services - 2.03%
790	Accenture PLC Class A (Ireland) #	282,346
560	MasterCard, Inc. Class A	176,355
		458,701
Services-Computer Programming, Data Processing, Etc. - 3.57%
2,490	Meta Platforms, Inc. *	807,906

Specialty Chemicals - 1.81%
1,352,094	Nanoco Group PLC (United Kingdom) # *†	408,900

Television Broadcasting Stations - 0.37%
2,700	ViacomCBS, Inc. Class B	83,565

TOTAL FOR COMMON STOCKS (Cost $11,501,546) - 93.57%		21,182,171

SHORT-TERM INVESTMENTS - 6.62%
1,499,789	Huntington Conservative Deposit Account 0.02% **	1,499,789
TOTAL FOR SHORT-TERM INVESTMENTS (Cost $1,499,789) - 6.62%		1,499,789

TOTAL INVESTMENTS (Cost $13,001,335) - 100.19%		22,681,960

LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (0.19)%		(43,856)

NET ASSETS - 100.00%		$22,638,104

* Non-income producing securities during the period.

** Variable rate security; the coupon rate shown represents the yield at November 30, 2021.

# Total value for foreign common stock is $1,866,983, representing 8.25% of net assets.

† Indicates an illiquid security. Total value for illiquid securities is $408,900 representing 1.81% of net assets.

The accompanying notes are an integral part of these financial statements.

Annual Report |  8

TANAKA GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2021

Assets:
Investments, at Value (Cost $13,001,335)	$ 22,681,960
Receivables:
Dividends and Interest	9,067
Shareholder Subscriptions	2,000
Prepaid Expenses	8,101
Total Assets	22,701,128
Liabilities:
Due to Advisor	22,224
Directors' Fees	2,112
Shareholder Redemptions	7,277
Audit Fees	12,064
Custody Fees	4,469
Distribution Fees	1,486
Legal Fees	435
Printing and Mailing Fees	7,744
Transfer Agent Fees	3,701
Miscellaneous Fees	1,512
Total Liabilities	63,024
Net Assets	$ 22,638,104

Net Assets Consist of:
Paid-In Capital	$ 11,914,415
Distributable Earnings	10,723,689
Net Assets, for 564,685 Shares Outstanding	$ 22,638,104

Net Asset Value and Offering Price Per Share	$ 40.09

Minimum Redemption Price Per Share ($40.09*0.98) (Note 6) (a)	$ 39.29

(a) A minimum redemption fee of 2% is imposed in the event of certain redemption transactions occurring within 5 days of purchase.

The accompanying notes are an integral part of these financial statements.

Annual Report |  9

TANAKA GROWTH FUND

STATEMENT OF OPERATIONS

For the year ended November 30, 2021

Investment Income:
Dividends	$ 129,373
Interest	206
Total Investment Income	129,579

Expenses:
Advisory	211,627
Distribution (12b-1) Fees	52,907
Transfer Agent and Fund Accounting	38,387
Administrative	21,163
Legal	16,935
Audit	16,296
Registration	15,805
Printing and Mailing	15,269
Custody	9,123
Directors' Fees	8,278
Miscellaneous	7,540
Insurance	6,052
Total Expenses	419,382
Fees Recouped by the Advisor (Note 4)	45,703
Net Expenses	465,085

Net Investment Loss	(335,506)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net Realized Gain on Investments and Foreign Currency Transactions	2,053,060
Net Change in Unrealized Appreciation on Investments and Foreign Currency Transactions	4,809,658
Realized and Unrealized Gain on Investments and Foreign Currency Transactions:	6,862,718

Net Increase in Net Assets Resulting from Operations	$ 6,527,212

The accompanying notes are an integral part of these financial statements.

Annual Report |  10

TANAKA GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	11/30/2021	11/30/2020
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (335,506)	$ (139,604)
Net Realized Gain on Investments and Foreign Currency Transactions	2,053,060	102,489
Net Change in Unrealized Appreciation on Investments and Foreign Currency Transactions	4,809,658	2,208,580
Net Increase in Net Assets Resulting from Operations	6,527,212	2,171,465

Capital Share Transactions (Note 6)	5,028,452	(1,055,020)

Total Increase	11,555,664	1,116,445

Net Assets:
Beginning of Year	11,082,440	9,965,995

End of Year	$ 22,638,104	$ 11,082,440

The accompanying notes are an integral part of these financial statements.

Annual Report |  11

TANAKA GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each year.

Years Ended				
	11/30/2021	11/30/2020	11/30/2019	11/30/2018	11/30/2017
Net Asset Value, at Beginning of Year	$ 24.71	$ 19.94	$ 19.52	$ 22.58	$ 20.46
Income From Investment Operations:					
Net Investment Loss *	(0.64)	(0.29)	(0.27)	(0.33)	(0.35)
Net Gain (Loss) on Securities (Realized and Unrealized)	16.02	5.06	0.69	(2.73)	2.47
Total from Investment Operations	15.38	4.77	0.42	(3.06)	2.12
Redemption Fees ***	- †	-	- †	-	-
Net Asset Value, at End of Year	$ 40.09	$ 24.71	$ 19.94	$ 19.52	$ 22.58
Total Return **	62.24%	23.92%	2.15%	(13.55)%	10.36%
Ratios/Supplemental Data:					
Net Assets at End of Year (Thousands)	$ 22,638	$ 11,082	$ 9,966	$ 10,787	$ 14,402
Before Waivers or Recoupments					
Ratio of Expenses to Average Net Assets	1.98%	2.70%	2.66%	2.29%	2.29%
Ratio of Net Investment Loss to Average Net Assets	(1.37)%	(1.69)%	(1.65)%	(1.53)%	(1.57)%
After Waivers or Recoupments					
Ratio of Expenses to Average Net Assets	2.19%	2.45%	2.45%	2.29%	2.29%
Ratio of Net Investment Loss to Average Net Assets	(1.58)%	(1.44)%	(1.44)%	(1.53)%	(1.57)%
Portfolio Turnover	37.50%	15.08%	4.94%	18.94%	19.21%

* Per share net investment loss has been determined on the basis of average shares outstanding during the year.

** Assumes reinvestment of dividends, if any.

*** The Fund will impose a 2.00% redemption fee on shares redeemed within 5 days of purchase.

†  Amount less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Annual Report |  12

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

November 30, 2021

 NOTE 1. ORGANIZATION

The TANAKA Growth Fund (the "Fund") was organized as a series of TANAKA Funds, Inc., a Maryland corporation (the "Company") on November 5, 1997; the Fund commenced operations on December 30, 1998.  The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company.  The Fund's investment objective is to provide growth of capital. The Investment Advisor of the Fund is Tanaka Capital Management, Inc. (the "Advisor").

NON-DIVERSIFICATION RISK: As a non-diversified fund, the Fund may invest larger positions in small number of companies of its total assets. The Fund's performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.  The Fund's performance may be affected disproportionately by the performance of relatively few stocks.  In addition, the volatility of the Fund may be greater than the overall volatility of the market.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Securities Valuations - All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax.  The Fund intends to qualify each year as “regulated investment companies” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income.  The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains.  If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense. Therefore, no federal income tax or excise provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2018-2020) or expected to be taken in the Fund’s 2021 tax returns. The Fund identifies their major tax jurisdiction as U.S. Federal, however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

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TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

November 30, 2021

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended November 30, 2021, the Fund did not incur any interest or penalties.

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income less foreign taxes withheld is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis.  The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year.  Distributions to shareholders which are determined in accordance with income tax regulations and are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Foreign Currency - Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Annual Report |  14

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

November 30, 2021

Use of Estimates - The   preparation of financial   statements in conformity   with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Cash and cash equivalents – The Fund considers all highly liquid debt instruments having original maturities of three months or less at the date of purchase to be cash equivalents.  The Fund may, during the ordinary course of business, maintain account balances with banks in excess of federally insured limits.  The Fund has not experienced losses on these accounts, and management believes that the Fund is not exposed to significant risks on such accounts.

NOTE 3. SECURITIES VALUATIONS

Processes and Structure

The Fund’s Board of Directors (the “Board”) has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board.

Fair Value Pricing – The Board has delegated to the Advisor responsibility for determining the value of the Fund’s portfolio securities under certain circumstances.  Under such circumstances, the Advisor will use its best efforts to arrive at the fair value of a security held by the Fund under all reasonably ascertainable facts and circumstances.  The Advisor must prepare a report for the Board not less than quarterly containing a complete listing of any securities for which fair value pricing was employed and detailing the specific reasons for such fair value pricing.  The Fund has adopted written policies and procedures to guide the Advisor with respect to the circumstances under which, and the methods to be used, in fair valuing securities.

The Fund invests the majority of its assets in frequently traded exchange listed securities of domestic issuers with relatively liquid markets and calculates its NAV as of the time those exchanges close.  However, the Fund may invest in securities on foreign exchanges or in illiquid or restricted securities.  Accordingly, there may be circumstances under which the Fund would hold a security that would need to be fair value priced.  Examples of when it would be likely that the Fund security would require fair value pricing include but are not limited to: if the exchange on which a portfolio security trades were to close early; if trading in a particular security were to be halted on an exchange and did not resume trading prior to calculation of NAV; if a significant event that materially affected the value of a security were to occur after the securities’ exchange had closed but before the Fund’s NAV had been calculated; and if a security that had a significant exposure to

Annual Report |  15

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

November 30, 2021

foreign operations was subject to a material event or occurrence in a foreign jurisdiction in which the company had significant operations.

When a security is fair value priced, it means that the Advisor is calculating the value of that security on a day and under circumstances where reliable pricing information from normal sources is not available.  Accordingly, there is always the possibility that the Advisor’s calculations concerning security value could be wrong, and as a result, the Fund’s NAV on that day could be higher or lower, depending on how the security was valued, than would otherwise be the case.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions that a market participant would use in valuing the asset or liability at the measurement date, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Annual Report |  16

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

November 30, 2021

Fair Value Measurements

A description of the valuation techniques applied to the Fund's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (Domestic and Foreign common stock) - Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in Level 2.

Short term investments - Short term investments are valued using amortized cost, which approximates fair value.  These securities will be categorized in Level 1 of the fair value hierarchy. Money market funds are valued at their net asset value of $1 per share and are categorized as Level 1.

Derivative Instruments (warrants and rights) - The Fund can invest in warrants and rights of companies of any market capitalization. A warrant and right gives the Fund the right to buy stock, typically from the issuer. The warrant and right specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant and right expires. Certain warrants and rights permit, without legal obligation, net settlement for stock or cash. The Fund has no obligation to exercise the warrants and rights and buy the stock. Derivative transactions which are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Derivative transactions traded on inactive markets or valued by reference to similar instruments are categorized in Level 2 of the fair value hierarchy. Warrants and rights are valued using the Black-Scholes Model and are categorized in Level 3 of the fair value hierarchy.

The following table summarizes the inputs used to value the Fund's assets measured at fair value as of November 30, 2021:

Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 21,182,171	$ -	$ -	$ 21,182,171
Short-Term Investments	1,499,789	-	-	1,499,789
	$ 22,681,960	$ -	$ -	$ 22,681,960

*Industry classifications for these categories are detailed in the Schedule of Investments.

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TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

November 30, 2021

The Fund's policy is to recognize transfers in and transfers out as of the end of the reporting period.

The following table sets forth a summary of the changes in the fair value of the Fund’s Level 3 investments for the year ended November 30, 2021:

	Balance as of November 30, 2020	Purchases/ (Sales)	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Balance as of November 30, 2021
Right	$ 15,482	$ (263,516)	$ 263,516	$ (15,482)	$ -
	$ 15,482	$ (263,516)	$ 263,516	$ (15,482)	$ -

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund retains the Advisor to manage the Fund's investments and act as Administrator to the Fund.  The Advisor was organized as a Delaware corporation in 1986.  Graham Y. Tanaka, portfolio manager and President of the Advisor, is primarily responsible for the day-to-day management of the Fund's portfolio. Certain officers of the Advisor serve as director and officers of the Fund.

Under the terms of an Investment Advisory Agreement, (the "Advisory Agreement"), the Advisor manages the Fund's investments subject to approval by the Board.  As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund. For the year ended November 30, 2021, the Advisor earned a fee of $211,627 from the Fund. The Advisor has contractually agreed to waive all or a portion of its management fees and/or reimburse the Fund for the expenses it incurs, but only to the extent necessary to maintain total annual operating expenses at 2.45% of the average daily net assets, through November 30, 2021. At November 30, 2021, the Fund owed the Advisor $20,194 for management fees.

The Fund has agreed that any operating expenses of the Fund reimbursed or waived by the Advisor shall be repaid to the Advisor by the Fund in the first, second and third fiscal years following the year ending November 30, if the total expenses for the Fund for each such year or years, after giving effect to the repayment, do not exceed 2.45% of the average daily net assets (or any lower expense limitation or limitations to which the Advisor may agree). For the year ended November 30, 2021, the Advisor recouped $45,703. All fees waived have been recouped.

Under the terms of the Administrative Agreement, the Advisor will provide administrative services which are necessary for the day-to-day operations of the Fund.  As compensation for the administrative services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Fund.  For the year ended November 30, 2021, the Advisor

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TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

November 30, 2021

earned a fee of $21,163 from the Fund under the Administrative Agreement. At November 30, 2021, the Fund owed the Advisor $2,030 for administrative fees.

The Amyris Right was sold to Graham Tanaka on January 25, 2021 for $263,516 to the Fund. The realized gain of this transaction was $263,516.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for each class of shares authorized (each such plan, a "Distribution Plan") as amended and approved on December 14, 2020. The Fund is obligated to pay a fee computed and accrued daily at an annual rate of 0.25% of the average daily net assets. The 12b-1 fees are paid to brokers, dealers and other financial institutions, including the investment adviser to the “Fund”, (collectively, the “Service Organizations”) for services in connection with sales of shares of the Fund. Total fees incurred under the Distribution Plan for the year ended November 30, 2021, were $52,907. For the year ended November 30, 2021, the Advisor received 12b-1 fees of $30,009 that were used by the Advisor to cover allowable expenses under the Distribution Plan.

NOTE 5. INVESTMENTS

For the year ended November 30, 2021, purchases and sales of investment securities, excluding short-term investments were as follows:

Amount
Purchases	$ 10,801,536
Sales	$ 7,316,459

NOTE 6. CAPITAL SHARES

The Company is authorized to issue up to 250,000,000 shares of common stock, par value $0.01 per share, of which it currently has allocated 150,000,000 shares to the Fund.  Capital share transactions for the years ended November 30, 2021 and 2020, respectively, were as follows:

	Year Ended 11/30/21		Year Ended 11/30/20
	Shares	$ Amount	Shares	$ Amount
Shares sold	383,586	$ 15,961,893	4,265	$ 84,967
Shares redeemed	(267,323)	(10,933,441)	(55,671)	(1,139,987)
Net decrease	116,263	$ 5,028,452	(51,406)	$ (1,055,020)

For the year ended November 30, 2021, the shares redeemed amounts include account servicing fees of $4,164 which were used to offset Transfer Agent fees on the Statement of Operations.

Shareholders will be subject to a Redemption Fee on redemptions and exchanges equal to 2.00% of the net asset value of Fund shares redeemed within 5 days after their purchase.  For the year ended November 30, 2021, $727 of redemption fees were collected by the Fund from shareholder transactions and the year ended November 30, 2020, no

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TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

November 30, 2021

redemption fees were collected from shareholder transactions. These amounts are included in shares sold above.

NOTE 7.   TAX MATTERS

As of November 30, 2021, unrealized appreciation (depreciation) and cost of investment securities on a tax basis, were as follows:

Gross unrealized appreciation on investment securities	$ 10,971,128
Gross unrealized depreciation on investment securities	(1,290,503)
Net unrealized appreciation on investment securities	$ 9,680,625

Tax Cost of investment securities *	$ 13,001,335

* Includes short-term investment.

The Fund’s distributable earnings on a tax basis are determined only at the end of each fiscal year.  As of November 30, 2021, the Fund’s most recent fiscal year-end, the components of distributable earnings on a tax basis were as follows:

Unrealized Appreciation	$9,680,625
Late Year Losses	(319,640)
Undistributed Capital Gains	1,362,704
Total Distributable Earnings, Net	$10,723,689

Under current tax law, net capital losses realized after October 31 and net ordinary losses incurred after December 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Fund’s carryforward losses, post-October losses and late year losses are determined only at the end of each fiscal year.  As of November 30, 2021, the Fund elected to defer late year losses as indicated in the chart below.

Late Year Losses
Deferred
$ 319,640

As of November 30, 2021, the Fund recorded permanent book/tax differences of $146,936 from net investment loss (an increase/decrease to net investment income/loss) to paid-in-capital (a decrease to paid-in-capital) due to net operating losses.

No distributions were paid by the Fund for the years ended November 30, 2021 and 2020.

Annual Report |  20

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

November 30, 2021

NOTE 8.  INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain general indemnification to other parties. The Fund’s maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund expects the risk of loss to be remote.

NOTE 9.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund under Section 2(a)(9) of the 1940 Act.  As of November 30, 2021, National Financial Services Corp. held in omnibus accounts for the benefit of others approximately 29% of the voting securities of the Fund and may be deemed to control the Fund.

NOTE 10.  SECTOR RISK

If the Fund's portfolio is overweighted in a certain industry sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector.  For example, to the extent the Fund is overweighted in the technology sector it will be affected by developments affecting the applicable sector.  The sector is subject to changing government regulations that may limit profits and restrict services offered.  Companies in this sector also may be significantly affected by intense competition.  In addition, technology products may be subject to rapid obsolescence.

NOTE 11.  MARKET RISK

Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Fund and its investments and may impair market liquidity, thereby increasing liquidity risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may

Annual Report |  21

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

November 30, 2021

be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

NOTE 12.  CHANGE OF SERVICE PROVIDER (UNAUDITED)

At its June 8, 2021 special meeting, the Board and the Independent Directors, with the approval and recommendation of the Audit Committee, selected Cohen & Company, Ltd.  (“Cohen”), to replace Sanville & Company (“Sanville”), as the Fund’s independent registered public accounting firm for the Fund for the Fund’s fiscal year ending November 30, 2021. For the fiscal years ended November 30, 2020 and November 30, 2019, Sanville audited the Fund’s financial statements. Sanville’s audit reports on the financial statements of the Fund for the fiscal years ended November 30, 2020 and November 30, 2019 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle. In addition, during the fiscal years ended November 30, 2020 and November 30, 2019 and the period November 30, 2020 to June 8, 2021 (the “Interim Period”) there were no disagreements between the Funds and Sanville on accounting principles, financial statement disclosures or audit scope, which, if not resolved to Sanville’s satisfaction, would have caused Sanville to make reference to the disagreement in their reports on the financial statements for such years.

During the fiscal years ended November 30, 2020 and November 30, 2019 and the Interim Period, neither the Fund nor anyone on behalf of the Fund had consulted Cohen on items that concerned (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements, or (b) the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and related instructions) or reportable events (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K). The selection of Cohen does not reflect any disagreements or dissatisfaction by the Fund, the Board, or the Audit Committee with the performance of Sanville.

NOTE 13. SUBSEQUENT EVENTS

On December 28, 2021, the Fund paid a long-term capital gain distribution of $2.65 per share to shareholder of record as of December 28, 2021 totaling $1,363,047.

Management has evaluated the impact of all subsequent events on the Fund through the issuance of these financial statements and has noted no further events requiring disclosure.

Annual Report |  22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 To the Shareholders of TANAKA Growth Fund and

Board of Directors of TANAKA Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of TANAKA Funds, Inc. comprising TANAKA Growth Fund (the “Fund”) as of November 30, 2021, the related statements of operations and changes in net assets, the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of

November 30, 2021, the results of its operations, the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial statements and financial highlights for the years ended November 30, 2020, and prior, were audited by other auditors whose report dated January 27, 2021, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2021. In addition, we served as the Fund’s auditor for fiscal years ended 1998 through 2005.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

January 28, 2022

Annual Report |  23

TANAKA GROWTH FUND

EXPENSE ILLUSTRATION

November 30, 2021 (UNAUDITED)

Expense Example

As a shareholder of the TANAKA Growth Fund, you incur ongoing costs which typically consist of management fees; distribution and service (12b-1) fees; transaction fees such as redemption fees and ongoing costs; and other Fund expenses. Please note that the expenses shown in the table are meant to highlight your ongoing costs (in dollars) only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2021 through November 30, 2021.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. As a shareholder of the TANAKA Growth Fund, you incur ongoing costs which typically consist of transaction fees such as redemption fees and ongoing costs; and other Fund expenses that are not included in this calculation.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As a shareholder of the TANAKA Growth Fund, you incur ongoing costs which typically consist of transaction fees such as redemption fees and ongoing costs; and other Fund expenses that are not included in this calculation.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	June 1, 2021	November 30, 2021	June 1, 2021 to November 30, 2021

Actual	$1,000.00	$981.88	$9.89
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,015.09	$10.05

Annual Report |  24

TANAKA GROWTH FUND

ADDITIONAL INFORMATION

November 30, 2021 (UNAUDITED)

The Fund’s Statement of Additional Information (SAI) includes additional information about the Directors and Officers and is available, without charge, upon request. You may call toll-free 1-877-4TANAKA to request a copy of the SAI or to make shareholder inquiries.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended November 30, 2021, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

INVESTMENT ADVISORY AGREEMENT RENEWAL

At a meeting held on December 14, 2021, the Board considered the renewal of the Investment Advisory Agreement between the Fund and Tanaka Capital Management, Inc. (the “IA Agreement”).  The Board began its review of the IA Agreement and discussed the Board’s responsibilities and considerations when reviewing the Agreement.  Independent Counsel (“Counsel”) advised the Board that there are five factors set forth by the SEC as minimum considerations, each of which must be visited when considering the renewal of the IA Agreement.  Counsel guided the Board through each consideration, including: (1) the nature, extent, and quality of the services to be provided by the investment advisor; (2) the investment performance of the fund and the investment advisor; (3) the costs of the services to be provided and profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale for the benefit of fund investors.

In addition to the five factors discussed above, and to further assist the Board in making its determination as to whether the IA Agreement should be renewed, the Board had requested and received the following information: a description of the Advisor’s business and any personnel changes, the Code of Ethics and insider trading policy, and a description of any material legal proceedings or securities enforcement proceedings regarding the Advisor and sub-advisors and their personnel. In addition, the Board

Annual Report |  25

TANAKA GROWTH FUND

ADDITIONAL INFORMATION (CONTINUED)

November 30, 2021 (UNAUDITED)

requested and received financial statements from the Adviser for relevant periods, a description of the compensation received by the Advisor from the Fund both as aggregate and in relation to fees charged by other advisors to similar funds, information relating to the Advisor’s policies and procedures regarding best execution, trade allocation, and soft dollar arrangements.  The materials prepared by the Advisor were provided to the Board in advance of the meeting.

The Board considered the fees charged by the Advisor in light of the services provided to the Fund by the Advisor.  After full review of the materials presented and careful consideration, the Board, with the independent Directors separately concurring, agreed that the fees charged by the Advisor were fair and reasonable in light of the services provided to the Fund.

The Board then discussed the nature, extent and quality of the Advisor’s services to the Fund.  In particular, the Board noted with approval the Advisor’s commitment to maintaining certain targeted expense ratios for the Fund, its efforts in providing comprehensive and consistent investment management to the Fund, and its efforts to maintain ongoing regulatory compliance for the Fund.  The Board noted for the record that it reviewed, on a quarterly basis, performance and management reports relating to the Fund, and those prior reviews were incorporated into the Board’s current considerations.

The Board discussed the Advisors current fee structure and whether such structure would allow the Fund to realize economies of scale as they grow.  Accordingly, it would be premature of the Board to consider economies of scale.

The Board next considered the investment performance of the Fund and the Advisor’s performance.  The Board generally approved of the Fund’s performance.  The Board noted with approval the Advisor’s ongoing efforts to maintain such consistent investment discipline.  The Board also noted with approval that although the Adviser’s business was not devoted exclusively to serving the Fund, the Advisor did not appear to realize any extraordinary ancillary benefits or profits deriving from its relationship with the Fund.  Further considerations are discussed below.

1.  The nature, quality, and extent of services furnished by TANAKA, including:

(a) That the breadth and the quality of investment advisory and other services being provided are satisfactory, as evidenced in part by the performance record of the Fund compared with the performance records of a peer group of comparable funds;

(b) That TANAKA has made significant expenditures in prior years to ensure that it has the systems and highly trained personnel necessary for it to be able to continue to provide quality service to the Fund’s shareholders, including the dedication of substantial resources to TANAKA’s investment and trading departments; and

Annual Report |  26

TANAKA GROWTH FUND

ADDITIONAL INFORMATION (CONTINUED)

November 30, 2021 (UNAUDITED)

(c) That the Board is satisfied with the research, portfolio management, and trading services, among others, being provided by TANAKA to the Fund, and has determined that TANAKA is charging fair, reasonable, and competitive fees.

(d) The risks assumed by TANAKA in providing investment advisory services to the Fund including the capital commitments which have been made in the past and which continue to be made by TANAKA to ensure the continuation of the highest quality of service to the Fund is made with the recognition that the Fund’s advisory relationship with TANAKA can be terminated at any time and must be renewed on an annual basis.

2.  The fairness of fee arrangements, including:

(a) That upon review of the advisory fee structures of the Fund in comparison with other similar funds, the level of investment advisory fees paid by the Fund is competitive;

(b) That the expense ratio of the Fund is generally competitive;

(c) That TANAKA has contractually agreed to impose expense limitations on the Fund at a cost to TANAKA; and

(d) That the advisory and other fees payable by the Fund to TANAKA are essentially fees which would be similar to those which would have resulted solely from “arm’s-length” bargaining, and may well be lower than fees arrived at solely from such arm’s-length negotiation.

(e) That the fees paid to TANAKA for managing other institutional accounts (such as pension plans) are not lower than the fees paid by similarly-managed funds, and to the extent that the fees of those accounts are lower, the reasons why such accounts are less costly for TANAKA to manage.

(f) The extent to which economies of scale could be realized as a Fund grows in assets and whether the Fund’s fees reflect these economies of scale for the benefit of Fund shareholders.

3.  The costs borne by TANAKA in providing advisory services to the Fund and the profitability of TANAKA in light of the estimated profitability analysis which had been provided by TANAKA; and

4.  The benefits to TANAKA from serving as the Fund’s Advisor

After full discussion and consideration, and being no further questions or comments from the Board, the contract with the Adviser was renewed for another year.

Annual Report |  27

TANAKA GROWTH FUND

DIRECTORS & OFFICERS

November 30, 2021 (UNAUDITED)

 The following table provides information regarding each Director who is not an interested person of the Company, as defined in the 1940 Act.

Name (Age)	Position(s) Held with Company (Length of Time Served)	Principal Occupations During Past 5 Years	Other Directorships Held by Director
David M. Fox (73)	Director (since 1997)	President and CEO of David Fox & Associates, a television programming sales firm, since 2001.	None
Scott D. Stooker (67) #	Director (since 2021)	Retired; President of First Team Communications from 1993 to 2004, a marketing communications firm.	None

The following table provides information regarding each Director who is an interested person of the Company, as defined in the 1940 Act, and each officer of the Company.

Name (Age)	Position(s) Held with Company (Length of Time Served)	Principal Occupations During Past 5 Years	Other Directorships Held by Director
Graham Y. Tanaka (73)*	Chairman, CEO and President (since 1997)	President of Tanaka Capital Management, Inc. since 1986.	Council for Economic Education since 2018.
Benjamin M. Bratt (29)	Treasurer, Secretary, CFO and CCO (since 2015)	Analyst at Tanaka Capital Management, Inc., Mutual Fund Services at Brown Brothers Harriman & Co.	None

* “Interested person”, as defined in the 1940 Act, of the Fund because of the affiliation with Tanaka Capital Management, Inc.

# Tom Schwarz, who served as Independent Director from 1997 to 2021, unexpectedly passed away on May 11th, 2021. Scott Stooker was formally appointed as Independent Director on June 8th, 2021.

Each Director serves until the next annual meeting of shareholders or until his successor is duly elected. The Fund is not in a family of funds or a fund complex, and the only fund overseen by the Board is the Fund.

For the year ended November 30, 2021, David M. Fox and Scott D. Stooker were paid $3,982 and $1,167, respectively.

The address of each Director and Officer is c/o Tanaka Capital Management, Inc., 60 East 42nd Street, Suite 4000, New York, New York 10165.

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PROXY VOTING AND QUARTERLY PORTFOLIO SCHEDULE

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period ended June 30, are available without charge upon request (1) by calling the Fund at 1-877-4TANAKA and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT.  The Fund’s first and third fiscal quarters end on February 28 and August 31.  The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-4TANAKA.

DIRECTORS

Graham Y. Tanaka

David M. Fox

Scott D. Stooker

OFFICERS

Graham Y. Tanaka

Benjamin M. Bratt

INVESTMENT ADVISOR

Tanaka Capital Management, Inc.

60 East 42nd Street, Suite 4000

New York, NY 10165

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

342 North Water Street, Suite 830

Milwaukee, WI 53202

LEGAL COUNSEL

David Jones, Esquire

20770 Hwy 281 N, Suite 108-619

San Antonio, TX 78258

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43125

TRANSFER AGENT

AND FUND ACCOUNTANT

Mutual Shareholder Services, LLC.

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

The Fund’s Statement of Additional Information includes additional information about the Fund and is available upon request at no charge by calling the Fund.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that Mr. David Fox is an audit committee financial expert.  Mr. David Fox is independent for purposes of this Item 3.  He has acquired his attributes through education and experience.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2021

$ 13,000

FY 2020

$ 13,400

(b)

Audit-Related Fees

Registrant

Adviser

FY 2021

$ N/A

$N/A

FY 2020

$ N/A

$N/A

Nature of the fees:

(c)

Tax Fees

Registrant

Adviser

FY 2021

$ 3,500

$N/A

FY 2020

$ 2,400

$N/A

Nature of the fees: Preparation of the Fund’s tax return.

(d)

All Other Fees

Registrant

Adviser

FY 2021

$ N/A

$N/A

FY 2020

$ N/A

$N/A

Nature of the fees:

(e)

(1)

Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Fund's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Fund if the engagement relates directly to the operations and financial reporting of the Fund, and (v) receive the auditor's specific representations as to their independence;

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Adviser

Audit-Related Fees:

0%

N/A%

Tax Fees:

0%

N/A%

All Other Fees:

N/A  %

N/A%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Adviser

FY 2021

$ 3,500

$  0

FY 2020

$ 2,400

$  0

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.  Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TANAKA Funds, Inc.

By      /s/ Graham Tanaka

*

       Graham Tanaka, President

Date     February 23, 2022

Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By     /s/ Graham Tanaka

*

       Graham Tanaka, President

Date  February 23, 2022

By    /s/ Benjamin Bratt

*

       Benjamin Bratt, Chief Financial Officer

Date  February 23, 2022

* Print the name and title of each signing officer under his or her signature.